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                                                                   EXHIBIT 10.28

                               OPTION AGREEMENT

          THIS AGREEMENT (this "Agreement") is made on __________ __, 1997, by
                                ---------
and between KILROY AIRPORT IMPERIAL CO., a California limited partnership (the

"Transferor") and KILROY REALTY, L.P., a Delaware limited partnership (the
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"Operating Partnership" or "Transferee").
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                                   RECITALS
                                   --------

          A. The Transferor owns the real property, as described in Exhibit A, and the buildings, structures and other improvements situated thereon, which collectively are referred to as the "Property."
                                     --------

          B. The Transferee desires to have the right to acquire all or any part of the Property, without becoming obligated to acquire it, under specified terms and conditions. As used herein, "Option" means the option to purchase the
                                        ------
Property under this Agreement,

          C. The Transferee desires to acquire the Option as part of a series of transactions relating to the proposed initial public offering (the

"Offering") of common stock of Kilroy Realty Corporation, a Maryland corporation
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(the "Company").  Upon the closing of the Offering, the Company will be a self-
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administered real estate investment trust and will be the sole general partner and majority owner of the Transferee.

          D. Prior to the Transferee's acquisition of the Property under this Agreement, the Property will be managed by the Transferee pursuant to a Property Management Agreement between the Transferor and the Transferee.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual undertakings set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Grant of Option.  Effective as of the consummation of the Offering and
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subject to the terms and conditions contained herein, the Transferor hereby grants to the Transferee the Option, on the terms and conditions herein described. The Transferee acknowledges that the right of the Transferee to exercise the Option and acquire the Property is subject to the right of first offer held by Hughes Electronics Corporation pursuant to its tenant lease agreement with the Transferor.

          1.1  Commencement of Option.  The Transferee shall have the right to
               ----------------------
exercise the Option as of the consummation of the Offering.

          1.2  Term of Option.  The term of the Option shall be seven years from
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the consummation of the Offering, unless earlier terminated as described in
Section 5 hereof (such term being the "Exercise Period").
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          1.3  Consideration for Option.  The Option is granted in consideration
               ------------------------
of the payment of $10.00 and other good and valuable consideration.

     2.   Process for Exercise of Option.
          ------------------------------

          2.1  Inspection.  Upon receipt of Notice of Exercise (as defined in
               ----------
Section 2.2 hereof) and through the Close of Escrow (as defined in Section
-----------                                                        -------
3.1(d) hereof), the Transferor agrees to permit the Transferee and its agents to
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enter upon the Property, subject to the rights of any tenants, at reasonable times to make such surveys, inspections and tests as may reasonably be necessary in connection with its examination of the Property. The Transferee hereby agrees to repair any damage it or its agents may cause to the Property, and further agrees to indemnify, defend and hold the Transferor harmless from and against any and all claims, losses, damages and expenses, including reasonable attorneys' fees, suffered by the Transferee as a result of Transferee's or the Transferee's agent's entry upon or acts upon the Property.

          2.2  Exercise.  The Option may be exercised during the Exercise Period
               --------
by delivery of written notice by the Transferee to the Transferor (a "Notice of
                                                                      ---------
Exercise"), stating that the Option is exercised on the terms set forth in this
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Agreement.  The day Notice of Exercise is received by the Transferor shall hereinafter be referred to as the "Exercise Date." If the Option is exercised,
                                   -------------
the Property shall be conveyed within 60 days of the Exercise Date, subject to the terms of the Acquisition Agreement (as defined in Section 3).
                                                      ---------

          2.3  Right of First Refusal.  Notwithstanding the foregoing, if the
               ----------------------
Transferor receives an unsolicited offer from an unaffiliated third party to purchase the Property, then the Transferor shall have the right to convey the Property or master lease to the Property to such unaffiliated third party during the Exercise Period; provided, however, that the Transferor shall first give
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written notice (the "Notice") thereof to the Transferee (the date the Notice is
                     ------
received by the Transferee is referred to as the "Notice Date"), which Notice
                                                  -----------
shall include the proposed purchase price and other economic terms (the
"Proposed Purchase Price") or the proposed leasing terms (the "Leasing Terms"),
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as applicable, of the proposed transfer or master lease of the Property, and the
Transferee shall then have 60 days from the Notice Date to give notice (the "OP
                                                                             --
Notice") of its election to acquire the Property at the lower of the Acquisition
------
Price or the Proposed Purchase Price or to master lease the Property on the Lease Terms. In the event the Transferee does not give the OP Notice during the 60-day period following the Notice Date, the Option shall be suspended and the Transferor may proceed with the sale or lease pursuant to the terms of the offer from an unaffiliated third party, as set forth in the Notice, so long as the economic terms are not more than 5% below that described in the Notice. In the event the Transferor of the Property (i) has not entered into a letter of intent for the sale of the Property within 180 days following the Notice Date, or (ii) has not completed the sale of the Property within 270 days following the Notice Date, then the Option will be automatically reinstated. The Option shall be subject to any arrangements entered into by the Transferor in connection with any financing, recapitalization or leasing of the Property including, without limitation, any rights of the current lender(s) with respect to the Property with respect to a transfer pursuant to the Option.

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     3.   Acquisition Process.
          -------------------

          3.1  Acquisition Escrow.  Upon exercise of the Option, the Transferor
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shall open, within five business days after the Exercise Date, an escrow with a title insurance company selected by the Transferor and reasonably acceptable to the Transferee at an office of such title insurance company in Los Angeles County and shall notify the Transferee of the number and location of such escrow (the "Acquisition Escrow"). Within 30 days after opening the Acquisition
      ------------------
Escrow, the parties shall execute a mutually acceptable acquisition agreement containing terms and conditions customary in similar transactions and consistent with this Agreement (an "Acquisition Agreement") and shall deliver one executed
                         ---------------------
copy to each of the Transferor and the Transferee, and one executed copy to the escrow holder. The Transferor and the Transferee shall thereafter additionally execute, acknowledge and deliver any and all other documents reasonably necessary or appropriate to carry out the terms and conditions of the Acquisition Agreement. The Transferor and the Transferee shall execute and deposit such additional escrow instructions as shall be reasonably required by the escrow holder to consummate the transactions contemplated herewith; provided, however, that in the event of any conflict between the printed portion of any such additional instructions and the provisions of this Agreement, the provisions of this Agreement shall control.

          3.2  Acquisition Price.
               -----------------

          (a)  The "Acquisition Price" will be equal to the sum of (i) the then
                    -----------------
outstanding mortgage indebtedness secured by the Property, plus (ii) one dollar ($1.00), plus (iii) the aggregate amount of capital contributed by the beneficial owners of the Property, net of actual cash distributions in respect of such beneficial owners, during the period beginning on the date of the consummation of the Offering, plus (iv) an annualized return of 8.0% on the amount in excess of five million dollars ($5,000,000), if any, as determined pursuant to clause (iii) preceding.

          (b) In exercising the Option, the Transferee will use reasonable commercial efforts to cooperate with the Transferor (and the current owners of the Transferor) to minimize any taxes payable in connection with such exercise or the assumption or repayment of debt relating to the Property.

          4.   Permitted Activities by the Transferor.  Notwithstanding the
               --------------------------------------
foregoing, the Transferor has the right to sell the Property, subject to the right of first refusal as set forth in Section 2.3.
                                       -----------

          5.   Termination of Option. The Option conveyed herein will terminate
               ---------------------
upon the occurrence of any of the following events:

               (i) The Transferor sells all of the parcels comprising the Property in accordance with this Agreement;

               (ii) The Transferee and the Transferor mutually agree in writing to terminate this Agreement; or

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               (iii)  The Transferee fails to exercise the Option during the
          Exercise Period.

     6.   Procedure if Option Terminates.
          ------------------------------

          6.1  Notice of Termination.  If the Option terminates or is terminated
               ---------------------
pursuant to this Agreement, the Transferor will provide notice of such termination to the Transferee (the "Option Termination Notice").
                                    -------------------------

          6.2  Verification of Termination.  Upon receipt of Option Termination
               ---------------------------
Notice, the Transferee agrees that, if the Option is terminated, it will execute, acknowledge and deliver to the Transferor in recordable form with appropriate authorization for recording, within ten (10) days from request therefor, a quitclaim deed or any other document reasonably requested by the Transferor or a title insurance company to verify the termination of the Option.

          6.3  Right to Documents.  In the event that the Option is not
               ------------------
exercised, or the Acquisition Escrow fails to close for any reason other than a default by the Transferor, upon receipt of the Option Termination Notice, the Transferee shall forthwith deliver to the Transferor and shall be deemed to have assigned to the Transferor, without the execution of any additional documents, all of the Transferee's right, title and interest in all studies, reports, governmental applications, permits, maps, plans, specifications and other documents in its possession or that it has made or contracted to be made respecting the Property, including without limitation all engineering reports, surveys, soil tests, seismic studies, environmental reports, grading, flood control and drainage plans, design renderings, market analyses, feasibility studies, proposed tentative, parcel and final maps, and all correspondence with governmental agencies and their personnel concerning the same.

     7.   Assignment.  The Transferee may not assign the Option without the
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Transferor's prior written consent, which consent may be conditioned, withheld or delayed in the Transferor's sole and absolute discretion, provided, that the
                                                             --------
Transferee may assign the Option to the Company or any direct or indirect subsidiary of the Company or the Operating Partnership without the Transferor's prior consent.

     8.   Notices.  Any notice to be given hereunder by either party to the
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other shall be given in writing by personal delivery, telecopy or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated as of the date of delivery. Mailed notices shall be addressed as set forth below, but each party may change the address set forth below by written notice to the other party in accordance with this paragraph.

     To the Transferor:

     Kilroy Airport Imperial Co.
     2250 East Imperial Highway
     El Segundo, California 90245
     Telefax:  (310) 322-5981

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

     To Transferee:

     Kilroy Realty, L.P.
     2250 East Imperial Highway
     El Segundo, California 90245
     Attention:  Secretary
     Telefax:  (310) 322-5981

     9.   Miscellaneous.
          -------------

          9.1  Entire Agreement. This instrument contains the entire agreement
               ----------------
between the parties related to the Option herein granted. Any oral representations or modifications concerning this Agreement shall be of no force or effect. This Agreement may be amended only by a subsequent agreement in writing signed by the Transferee and the Transferor.

          9.2  Binding Effect. This Agreement shall be binding upon and inure to
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the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto, except as expressly provided in Section 9 above.

          9.3  Counterparts.  This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.4  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL
               -------------
LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CHOICE OF LAWS PROVISIONS THEREOF.

          9.5  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.


                            (Signature Page Follows)

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          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                              "TRANSFERORS"

                              KILROY AIRPORT IMPERIAL CO., a
                              California limited partnership

                                   By: _______________________,
                                   its general partner



                                    By:___________________________
                                       Name:
                                       Title:


                              "TRANSFEREE"

                              KILROY REALTY, L.P.,
                              a Delaware limited partnership

                                    By Kilroy Realty Corporation,
                                    its general partner



                                    By:___________________________
                                       Richard E. Moran Jr.
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary
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                                 EXHIBIT A TO
                               Option Agreement
                               ----------------
                       Legal description of the Property

                                      A-1